UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                February 26, 2002
                Date of Report (Date of earliest event reported)



                               APPLERA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                    1-4389                     06-1534213
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)               File No.)               Identification No.)



                                  301 Merritt 7
                           Norwalk, Connecticut 06851
          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 840-2000
              (Registrant's telephone number, including area code)




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Item 5.  Other Events and Regulation FD Disclosure.

         In a press release dated February 26, 2002 (the "Press Release"), Applera Corporation and Amersham plc announced that they have reached a court-mediated settlement which ends the previously disclosed patent litigation between the two companies. A copy of the Press Release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibit is filed with this Report:

          Exhibit No.                                   Description

              99.1                   Press Release issued February 26, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          APPLERA CORPORATION



                                          By:     /s/ Thomas P. Livingston
                                              --------------------------------
                                              Thomas P. Livingston
                                              Secretary









Dated:  February 26, 2002


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                                  EXHIBIT INDEX


           Exhibit No.              Description
              99.1         Press Release issued February 26, 2002.